Summary Prospectus    July 1, 2019
JPMorgan High Yield Opportunities Fund
Class/Ticker:    A/*; C/*; I/*
*	The share class does not have an exchange ticker symbol because it currently is not offered to the general public.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information  both dated July 1, 2019, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.
You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

What is the goal of the Fund?
The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 24 and in “Financial Intermediary-Specific Sales Charge Waivers” in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information. You may be required to pay a commission to your Financial Intermediary for purchases of Class I Shares. Such commissions are not reflected in the tables or the example below.
SHAREHOLDER FEES(Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price of Shares	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of the Original Cost of Shares	NONE	1.00%	NONE
	(under $1,000,000)
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees[1]	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.06	1.07	1.05
Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[2]	0.81	0.82	0.80
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses	1.82	2.33	1.56
Fee Waivers and/or Expense Reimbursements[3]	(0.82)	(0.78)	(0.81)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[3]	1.00	1.55	0.75
1	Management Fees have been restated to reflect current fees.
2	"Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.00%, 1.55% and 0.75% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/20 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	473	849	1,250	2,367
CLASS C SHARES ($)	258	653	1,175	2,606
CLASS I SHARES ($)	77	413	773	1,788

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	473	849	1,250	2,367
CLASS C SHARES ($)	158	653	1,175	2,606
CLASS I SHARES ($)	77	413	773	1,788
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund’s principal investment strategy is to invest in high yield, high risk corporate debt securities and instruments from developed markets. The Fund will allocate its assets between U.S. and non-U.S. developed markets depending on investment opportunities. In addition to high yield corporate debt securities and instruments, the Fund also may invest in other types of high yield investments as discussed below.
Under normal circumstances, the Fund invests at least 80% of its Assets in High Yield Investments. “Assets” means net assets plus the amount of borrowings for investment purposes. “High Yield Investments” means securities and instruments that are rated below investment grade or unrated at the time of purchase that the Fund’s adviser, J.P. Morgan Investment Management Inc. (the adviser or JPMIM) believes to be of comparable quality and investments that have similar economic characteristics to such securities. High yield securities and instruments are also referred to as “junk bonds” or “below investment grade bonds.” Some examples of High Yield Investments include bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments), convertible securities and preferred stocks, and private placements, that are rated below investment grade or unrated, and derivatives that are used as substitutes for such securities or other types of high yield investments. High Yield Investments also include investment companies such as exchange traded funds (ETFs) that primarily invest in high yield securities and investments. Such securities and investments may be issued in both U.S. and non-U.S. markets including emerging markets. Such securities and investments may be issued by small capitalization and private companies. Consistent with the Fund’s opportunistic strategy, the Fund’s investments may be of any maturity.
The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities and investments. Such investments may include so called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties; securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements; securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings; or securities of issuers operating in troubled industries.
The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior secured floating rate loans (Senior Loans), but may also include unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in non-U.S. developed or emerging markets.
The Fund’s investments will include non-dollar denominated investments. The Fund mainly invests in securities and investments issued in developed markets and currencies as part of its principal investment strategy but may invest selectively in emerging markets. The Fund will seek to hedge and manage its non-U.S. dollar currency exposure to U.S. dollars but may not always do so.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in swaps structured as credit default swaps related to individual Loans or other securities or indexes of Loans or other securities to gain exposure to such Loans and other securities, to mitigate risk exposure or to manage cash flow needs. Additionally, the Fund may use foreign currency derivatives including forward foreign currency contracts to establish or adjust the Fund’s currency exposure and to manage currency risk and to hedge non-dollar denominated investments back to the U.S. dollar.
Although the Fund’s principal investment strategy is to invest in high yield corporate debt securities and instruments, it may also invest in common stock, warrants and options from time to time. In addition, the Fund may acquire and hold such securities (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security. The Fund may also invest in other types of equity investments, cash equivalents and other investment grade securities.
The Fund may invest in ETFs in order to gain exposure to particular high yield investments or markets. The Fund may invest in actively managed ETFs or passively managed ETFs that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.
For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents including money market funds for which JPMIM provides investment advisory services.

In determining what investments to buy and sell for the Fund, the adviser uses a bottom-up, security selection process utilizing proprietary fundamental research to identify markets and securities for potential investment by the Fund. The adviser focuses on security selection, and risk adjusted relative value within issuers’ capital structures and across industries to create a portfolio that is diversified across a range of sectors and securities. Generally, the adviser will consider selling a security when, based on fundamental credit analysis and the considerations described above, the adviser believes that based on market conditions and its security selection process, the security’s expected risk-adjusted return is below that of other investment opportunities.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund invests in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund’s investments are also subject to credit risk. Credit risk is the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, leading to greater price volatility and potentially making it difficult for the Fund to sell such investments. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the Federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.
No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Foreign Securities and Emerging Markets Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries. The Fund may also invest in non-U.S. dollar denominated securities. Investments in non-U.S. dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. While the Fund will seek to hedge and manage its non-U.S. dollar currency exposure to U.S. dollars through the use of currency derivatives, it may not always do so. In addition, such hedges may not be effective in eliminating all exposure to non-U.S. dollar currency risk. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. There is considerable uncertainty relating to the potential consequences of such a withdrawal. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Derivatives Risk. Derivatives, including futures contracts, options, swaps, forwards and other foreign currency transactions, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
Investment Company and ETF Risks. The Fund may invest in ETFs and other investment companies including affiliated money market funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs and closed-end investment companies may trade at a price below their net asset value (also known as a discount).
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays Global Aggregate Index-Hedged USD. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
YEAR-BY-YEAR RETURNS - CLASS I SHARES
Best Quarter	1st quarter, 2017	2.62%
Worst Quarter	4th quarter, 2018	-4.85%
The Fund’s year-to-date total return through 3/31/19 was 7.15%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 11/01/2016)
CLASS I SHARES
Return Before Taxes	-2.21%	3.20%
Return After Taxes on Distributions	-4.77	0.59
Return After Taxes on Distributions and Sale of Fund Shares	-1.17	1.39
CLASS A SHARES
Return Before Taxes	-6.17	1.19
CLASS C SHARES
Return Before Taxes	-3.94	2.43
BLOOMBERG BARCLAYS GLOBAL AGGREGATE INDEX - HEDGED USD
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.76	1.58
After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Cook	2016	Managing Director
Thomas Hauser	2016	Managing Director
Peter Aspbury	2016	Managing Director
Jeffrey Lovell	2016	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
In general, you may purchase or redeem shares on any business day;
•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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